SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2007

BRINKER INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File	(IRS Employment
	Number)	Identification No.)

6820 LBJ Freeway

Dallas, Texas 75240

(Address of principal executive offices)

Registrant’s telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Section 5 – Corporate Governance and Management

Item  5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)    Valerie Davisson has been elected by the Board of Directors of Brinker International, Inc. (the “Company”) to the position of Executive Vice President and Chief PeopleWorks Officer effective June 21, 2007.  Ms. Davisson, 45, has served as Executive Vice President of People Works since June 2005, having previously served as Senior Vice President of Human Resources since June 2004.  Before joining the Company, Ms. Davisson served as Vice President, Human Resources for Yum! Brands, Inc. from January 2003 to June 2004, Vice President, Field Human Resources for Kentucky Fried Chicken from July 2002 to January 2003, Senior Director for Global Staffing for Yum! Brands, Inc. from January 2000 to July 2002, and Director, Field Human Resources for Pizza Hut from December 1998 to January 2001.

Section 9 – Financial Statements and Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits.

99    Press Release, dated June 22, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: June 25, 2007	By:	/s/ Douglas H. Brooks
Douglas H. Brooks, Chairman of the Board
President and Chief Executive Officer